UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - June 19, 2007
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                 0-22810             03-0311630
    (State or other jurisdiction    (Commission         (IRS Employer
         of incorporation)          File Number)     Identification Number)

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
               (Address of principal executive offices) (Zip Code)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))


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Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
             ------------------------------------------------------------------
             Appointment of Certain Officers; Compensatory Arrangements of
             -------------------------------------------------------------
             Certain Officers.
             -----------------

         (e) On June 19, 2007, Mace Security International, Inc. (the "Company") entered into a Retention Agreement by and between the Company and Ronald Pirollo (the "Agreement"). The parties entered into the Agreement to provide Mr. Pirollo with a retention payment within 10 days of certain triggering events in connection with his at-will employment as the Company's Controller and Chief Accounting Officer.

         Under the Agreement, the Company will compensate Mr. Pirollo with a retention payment upon the occurrence of both of the following while Mr. Pirollo is an employee: (a) Louis D. Paolino, Jr. no longer serves as the Company's Chief Executive Officer and (b) an event constituting a change in control of the Company. [For the purposes of the Agreement, the following are change in control events: (i) the acquisition of 50% or more of the combined voting power of the Company's outstanding voting securities by any person; (ii) a merger, reorganization or consolidation involving the Company, if the Company's shareholders do not own more than 50% of the combined voting power of the Company's outstanding voting securities following such event; (iii) the liquidation or dissolution of the Company; (iv) the sale or disposition of 50% or more of the Company's assets and distribution of proceeds to shareholders; or
(v) the acceptance by the Company's shareholders of shares in a share exchange, if the shareholders immediately before such exchange do not or will not own more than 50% of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such share exchange.] Within 10 days following the triggering of the retention payment, the Company will compensate Mr. Pirollo with a lump sum cash payment equal to Mr. Pirollo's then current annual base salary, without consideration for any bonuses or the value of any option award.

         The Agreement prohibits the disclosure of the Company's confidential information.

         An executed copy of the Agreement is attached as Exhibit 10.1 and incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.
             ----------------------------------

     (d)     Exhibits. The following exhibit is being filed herewith:



Exhibit No.        Description
-----------        -----------

10.1               Retention Agreement between Mace Security International, Inc.
                   and Ronald Pirollo, dated as of June 19, 2007.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  June 25, 2007                  Mace Security International, Inc.



                                       By: /s/ Gregory M. Krzemien
                                           -------------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


     Exhibit No.           Description
     -----------           -----------

     10.1 Retention Agreement between Mace Security International, Inc. and Ronald Pirollo, dated as of June 19, 2007.